UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 15, 2006
                        (Date of Earliest Event Reported)

                           Cyber Defense Systems, Inc.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Florida                        333-46424              55-0876130
  ------------                    -----------------        --------------
  (State of other jurisdiction      (Commission            (IRS Employer
  of incorporation                  file number)           Identification No.)

10901 Roosevelt Boulevard, Suite 100-D
St. Petersburg, Florida                                    33716
----------------------------------------              ---------------
(Address of Principal Executive Offices)              (Zip Code)

                                 (727) 577 - 0873
                   ---------------------------------------------
                (Registrant's Telephone Number, Including Area Code)

                   ---------------------------------------------
                (Former name or former address, if changed since last report)

--------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [(17 CFR 240.14d-2(b)]

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [(17 CFR 240.13e-4(c)].

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Secured Convertible Note Offering

      On March 15, 2006, Cyber Defense Systems, Inc. (the "Company") entered into a Securities Purchase Agreement, dated as of March 14, 2006, by and among Cyber Defense Systems, Inc. (the "Company"), and AJW Partners, LLC. ("Partners"), AJW Offshore, Ltd. ("Offshore"), AJW Qualified Partners ("Qualified") and New Millenium Capital Partners, II, LLC ("Millenium"). Partners, Offshore, Qualified and Millenium are collectively referred to as the "Purchasers". Whereby the Company authorized the sale to the Purchasers of Secured Convertible Term Notes (the "Notes") in the aggregate principal amount of Two Million Dollars ($2,000,000). The $2.0 million is to be funded in three tranches ($1.0 million on March 15, 2006, $500,000 upon filing the Registration Statement and $500,000 upon effectiveness of the Registration Statement). The offering was made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Notes bear interest at 6% per annum, unless the common stock of the Company is greater than .5875 per share for each trading day of a month, in which event no interest is payable during such month. The Notes are convertible into common stock of the Company at a 40% discount to the average of the three lowest trading prices of the common stock during the 20 trading day period prior to conversion. In connection with the offering, the Company issued an aggregate of 2,000,000 warrants to purchase common stock at a price of $1.25 per share. The warrants are exercisable for a period of five years. The conversion of the Notes are subject to an effective Registration Statement. The Company has the right to redeem the Notes under certain circumstances, as well as the right to pay monthly cash payments to prevent any conversion of the Notes during such month. The Notes are secured by all of the Company's assets, except for its accounts receivable and proceeds of inventory. In addition, the lenders have agreed to subordinate to an institutional lender. The proceeds of the offering will be used to repay certain indebtedness and for working capital.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

EXHIBIT
NUMBER                        DESCRIPTION
---------                     -----------
4.1                           Form of Stock Purchase Warrant

10.1                          Form of Secured Convertible Term Note

10.2                          Securities Purchase Agreement (without schedules)

10.3                          Security Agreement

10.4                          Intellectual Property Security Agreement

10.5                          Registration Rights Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CYBER DEFENSE SYSTEMS, INC.



By: /s/ Billy Robinson
------------------------------
Billy Robinson
Chief Executive Officer

Dated: March 20, 2006